EXHIBIT 32

                           SECTION 1350 CERTIFICATION

         In connection with the quarterly report of NVCN Corporation. ("Company") on Form 10-QSB for the quarter ended November 30, 2002 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 18, 2008                   By: /s/ Gary Borglund
                                                 -------------
                                                 Gary Borglund,
                                                 Principal Executive Officer
                                                 and Principal Financial Officer